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                                                                    EXHIBIT 10.2

                                 AMENDMENT NO. 1
                                     TO THE
                             FIRST WAVE MARINE, INC.
                 AMENDED AND RESTATED 1997 INCENTIVE EQUITY PLAN


         Pursuant to the terms and provisions of Section 6 of the First Wave Marine, Inc. Amended and Restated 1997 Incentive Equity Plan (the "Plan"), First Wave Marine, Inc., a Delaware corporation (the "Company"), hereby adopts the following Amendment No. 1 to the Plan (the "Amendment No. 1").

                                       1.

         The second paragraph of Section 2.3 of the Plan shall be amended in its entirety by substituting the following therefor:

                  "No Option may be exercised by a Participant: (i) in the case of a Participant who is an employee of the Company or a Related Company, prior to the date on which such Participant completes one continuous year of employment with the Company, or any Related Company, after the date as of which the Option is granted (provided, however, that the Committee may permit earlier exercise following such Participant's Date of Termination by reason of death or Disability or a change in control of the Company); (ii) in the case of a Participant who is a Non-Employee Director of the Company or a Related Company, prior to the date on which such Participant completes one continuous year of service on the Board of Directors of the Company or a Related Company (provided, however, that the Committee may permit earlier exercise following such Participant's Date of Termination by reason of death or Disability or a change in control of the Company); or (iii) after the Expiration Date applicable to that Option."

                                       2.

         Subsection (d) of Section 7.1 shall be amended in its entirety by substituting the following therefor:

         "(d) Date of Termination. The Participant's "Date of Termination" shall be (i) in the case of a Participant who is an employee of the Company or a Related Company, the first day occurring on or after the date of Participant's Agreement, on which the Participant's employment with the Company and all Related Companies terminates for any reason (death, Disability or Service Separation); provided that a termination of employment shall not be deemed to occur by reason of a transfer of the Participant between the Company and a Related Company or between two Related Companies; and further provided that the Participant's employment shall not be considered terminated while the Participant is on a leave of absence from the Company or a Related Company approved by the Participant's employer; and further provided, that

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                  if, as a result of a sale or other transaction, the
                  Participant's employer ceases to be the Company or a Related Company, the occurrence of such transaction shall be treated as the Participant's Date of Termination caused by the Participant being discharged by the employer, or (ii) in the case of a Participant who is a Non-Employee Director of the Company or a Related Company, the first day occurring on or after the date of Participant's Agreement, on which the Participant ceases to be a director of the Company and all Related Companies for any reason (death, Disability or Service Separation); provided that a termination shall not be deemed to occur by reason of the Participant ceasing to be a director of the Company and becoming a director of a Related Company, or ceasing to be a director of one Related Company and becoming a director of another Related Company; and further provided that the Participant shall not be considered to have ceased being a director of the Company or a Related Company while the Participant is on an approved leave of absence from his or her duties as a director of the Company or a Related Company; and further provided, that if, as a result of a sale or other transaction, the Participant ceases to be a director of the Company or a Related Company, the occurrence of such transaction shall be treated as the Participant's Date of Termination."

                                       3.

         Subsection (f) of Section 7.1 of the Plan is hereby amended in its entirety by substituting the following therefor:

         "(f) Eligible Person. The term "Eligible Person" shall mean (i) any employee of the Company or a Related Company, (ii) an individual to whom a bona fide written offer of employment from the Company or a Related Company has been extended or
                  (iii) any Non-Employee Director of the Company or a Related Company."

                                       4.

         Subsection (g) of Section 7.1 shall be amended in its entirety by substituting the following therefor:

         "(g) Service Separation. The term "Service Separation" means (i) in the case of a Participant who is an employee of the Company or a Related Company, Participant's resignation from employment, including retirement, or the termination of a Participant from employment of the Company or a Related Company, or (ii) in the case of a Participant who is a Non-Employee Director of the Company or a Related Company, Participant's resignation as a director of the Company or a Related Company, or the removal of a Participant as a director of the Company or a Related Company."



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                                       5.

         A subsection (k) will be added to Section 7.1 of the Plan in order to incorporate the following defined term into the Plan:

         "(k) Non-Employee Director. The term "Non-Employee Director" shall mean a director of the Company or a Related Company who, at the time of his or her service as a director, (i) is not otherwise employed by the Company or a Related Company, and
                  (ii) does not receive compensation from the Company or a Related Company for services rendered in any capacity other than as a director of the Company or a Related Company."

                                       6.

         Throughout the Plan, all occurrences of the term "Eligible Employee" shall be deleted and the term "Eligible Person" shall be substituted therefor.

                                       7.

         Throughout the Plan, all occurrences of the term "Employment Separation" shall be deleted and the term "Service Separation" shall be substituted therefor.

                                       8.

         Each amendment made by this Amendment No. 1 to the Plan has been effected in conformity with the provisions of the Plan.

                                       9.

         This Amendment No. 1 was adopted by the Board of Directors of the Company on October 5, 1999. Approval of this Amendment No. 1 by the shareholders of the Company is not required pursuant to the terms and provisions of the Plan or by applicable law.

         Dated:  October 5, 1999.

                                          FIRST WAVE MARINE, INC.



                                          By: /s/ Frank R. Pierce
                                             -----------------------------------
                                          Name:
                                               ---------------------------------
                                          Title:
                                                --------------------------------



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